UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 26, 2021

PREMIER FINANCIAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Commission file number 000-20908

Kentucky	61-1206757
(State or other jurisdiction of incorporation organization)	(I.R.S. Employer Identification No.)

2883 5th Avenue Huntington, West Virginia	25702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (304) 525-1600

Not Applicable
Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	PFBI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  □

PREMIER FINANCIAL BANCORP, INC,

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01  Entry into a Material Definitive Agreement

On March 26, 2021, Peoples Bancorp Inc., an Ohio corporation (“Peoples”), and Premier Financial Bancorp, Inc., a Kentucky corporation, (“Premier Financial”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides for a business combination whereby Premier Financial will merge with and into Peoples (the “Merger”), with Peoples as the surviving corporation in the Merger. Either immediately after the effective time of the Merger, or such later time as Peoples determines, Premier Financial’s wholly-owned subsidiary banks, Citizens Deposit Bank and Trust, Inc., a Kentucky banking corporation (“Citizens Bank”), and Premier Bank, Inc., a West Virginia corporation (“Premier Bank”) will merge with and into Peoples Bank, an Ohio chartered commercial bank and wholly-owned subsidiary of Peoples (“Peoples Bank”), with Peoples Bank as the surviving bank in the mergers. The Boards of Directors of Peoples and Premier Financial have approved the Merger and the Merger Agreement.

Under the terms and subject to the conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of the common stock, no par value (“Premier Financial Common Stock”) issued and outstanding immediately prior to the Effective Time (except for Treasury Shares and Dissenting Shares (both as provided for in the Merger Agreement), will be converted, in accordance with the procedures set forth in the Merger Agreement, into 0.58 (the “Exchange Ratio”) of common shares, no par value, of Peoples (“Peoples Common Shares”) (the “Merger Consideration”).

Under the terms and subject to the conditions of the Merger Agreement, at the Effective Time, all rights with respect to options issued pursuant to the Premier Financial Bancorp, Inc. 2012 Long Term Incentive Plan and the 2002 Employee Stock Ownership Incentive Plan (collectively, the “Premier Financial Option Plans”) (the “Premier Financial Options”) will vest in full and then cease to represent an option to purchase shares of Premier Financial Common Stock and will be converted automatically into the right to receive an amount of cash equal to the product of the daily volume weighted average of the closing-sale prices of Peoples Common Shares on the NASDAQ Stock Market (the “NASDAQ”) as reported by NASDAQ for the five (5) consecutive full trading days ending on the trading day preceding the Effective Date (the “Peoples Common Share Closing Price”) multiplied by the Exchange Ratio less the current exercise price per share of such Premier Financial Stock Option as adjusted for previously declared stock splits and stock dividends subsequent to the issuance of the Premier Financial Stock Option but prior to the date hereof (the “Option Cash-Out Amount”).

The Merger Agreement contains customary covenants from Peoples and Premier Financial, including, among others, covenants relating to (1) the conduct of Premier Financial’s business during the interim period between the execution of the Merger Agreement and the closing of the Merger, (2) Peoples’ and Premier Financial’s obligations to facilitate their respective shareholders’ consideration of, and voting upon, the Merger Agreement and the transactions contemplated thereby, (3) the recommendation by the Boards of Directors of Peoples and Premier Financial in favor of the approval by their respective shareholders of the Merger Agreement and the transactions contemplated thereby, and (4) Premier Financial’s non-solicitation obligations relating to alternative business combination transactions.

Under the terms and subject to the conditions of the Merger Agreement, Peoples agreed to expand its board of directors by one director and fill the resulting vacancy at, or promptly following the Effective Time with one current member of the Premier Financial board of directors.

The Merger is expected to close late in the third quarter of 2021, pending adoption of the Merger Agreement by the shareholders of Peoples and Premier Financial, the satisfaction of various closing conditions, including (i) the receipt of such shareholder adoption and approvals, (ii) authorization for listing on the NASDAQ of the Peoples Common Shares to be issued in the Merger, (iii) the receipt of required regulatory approvals, including the approval of the Federal Reserve Board and the Ohio Department of Financial Institutions, (iv) effectiveness of the registration statement on Form S-4 for the Peoples Common Shares to be issued in the Merger, and (v) the absence of any order, injunction or other legal restraint preventing or making illegal the completion of the Merger or any of the other transactions contemplated by the Merger Agreement. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (a) subject to certain qualifications, the accuracy of the representations and warranties of Premier Financial in the case of Peoples, and of Peoples, in the case of Premier Financial, and (b) performance in all material respects by Premier Financial, in the case of Peoples, and by Peoples, in the case of Premier Financial, of its obligations under the Merger Agreement. The Merger Agreement contains certain termination rights for both Peoples and Premier Financial, and further provides that, upon termination of the Merger Agreement under specified circumstances, Premier Financial may be required to pay Peoples a termination fee of $11,000,000.

In connection with entering into the Merger Agreement, Peoples entered into customary support agreements with certain officers and members of Premier Financial’s board of directors in their capacities as shareholders of Premier Financial. Subject to the terms and conditions, and non-termination, of the support agreements, each such shareholder agreed, among other things, to vote all of the shares of Premier Financial Common Stock beneficially owned by such individuals in favor of the Merger upon the terms and subject to the conditions set forth in the support agreements.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Merger Agreement has been attached as an exhibit to provide investors and security holders with information regarding its terms. It is not intended to provide any further financial information about Peoples or its subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the parties, including being qualified that confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties or covenants or any description thereof as characterizations of the actual state of facts or condition of Peoples, Premier Financial or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may not be fully reflected in public disclosures by Peoples.

The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Premier Financial, Peoples, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 that will include a joint proxy statement/prospectus of Premier Financial and of Peoples, as well as in the Forms 10-K, Forms 10-Q, Forms 8-K and other filings that each of Premier Financial and Peoples make with the Securities and Exchange Commission (“SEC”).

Additional Information About the Merger

In connection with the proposed transaction, Peoples will file a registration statement on Form S-4 with the Securities and Exchange Commission (“SEC”) to register the shares of Peoples’ common stock to be issued to the shareholders of Premier Financial. The registration statement will include a proxy statement/prospectus which will be sent to the shareholders of Peoples and Premier Financial in advance of the special meetings of shareholders that will be held to consider the proposed merger. PEOPLES AND PREMIER FINANCIAL INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT PEOPLES, PREMIER FINANCIAL AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of these documents (when available) through the website maintained by the SEC at www.sec.gov. These documents may also be obtained, without charge, by directing a request to Peoples Bancorp Inc., 138 Putnam Street, P.O. Box 738, Marietta, Ohio 45750, Attn.: Investor Relations.

Peoples and Premier Financial and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Premier Financial in connection with the proposed merger. Information about the directors and executive officers of Peoples is set forth in the proxy statement for Peoples’ 2021 annual meeting of shareholders, as filed with the SEC on Schedule 14A on March 9, 2021. Information about the directors and executive officers of Premier Financial will be set forth in the proxy statement for Premier’s 2021 annual meeting of shareholders, which will be filed with the SEC on a Schedule 14A during the second quarter of 2021. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is also not a solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise. No offer of securities or solicitation will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward Looking Statements

Certain statements contained in this communication, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, certain plans, expectations, goals, projections and benefits relating to the Merger between Peoples and Premier Financial, which are subject to numerous assumptions, risks and uncertainties. Words or phrases such as “anticipate,” “believe,” “aim,” “can,” “conclude,” “continue,” “could,” “estimate,” “expect,” “foresee,” “goal,” “intend,” “may,” “might,” “outlook,” “possible,” “plan,” “predict,” “project,” “potential,” “seek,” “should,” “target,” “will,” “will likely,” “would,” or the negative of these terms or other comparable terminology, as well as similar expressions, are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Please refer to each of Peoples’ and Premier Financial's Annual Report on Form 10-K for the year ended December 31, 2020, as well as their other filings with the SEC for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of the management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward-looking statements. In addition to factors disclosed in reports filed by Peoples and Premier Financial with the SEC, risks and uncertainties for Peoples, Premier Financial and the combined company include, but are not limited to: the possibility that any of the anticipated benefits of the proposed merger will not be realized or will not be realized within the expected time period; the risk that integration of Premier Financial operations with those of Peoples will be materially delayed or will be more costly or difficult than expected; the parties’ inability to meet expectations regarding the timing, completion and accounting and tax treatments of the merger; the inability to complete the merger due to the failure of Peoples’ or Premier Financial’s shareholders to adopt the Merger Agreement; the failure to satisfy other conditions to completion of the Merger, including receipt of required regulatory and other approvals; the failure of the proposed transaction to close for any other reason; diversion of management's attention from ongoing business operations and opportunities due to the Merger; the challenges of integrating and retaining key employees; the effect of the announcement of the Merger on Peoples’, Premier Financial’s or the combined company's respective customer and employee relationships and operating results; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; dilution caused by Peoples’ issuance of additional shares of Peoples common stock in connection with the Merger; the magnitude and duration of the COVID-19 pandemic and its impact on the global economy and financial market conditions and the business, results of operations and financial condition of Peoples, Premier Financial and the combined company; and general competitive, economic, political and market conditions and fluctuations. All forward-looking statements included in this communication are made as of the date hereof and are based on information available at that time. Except as required by law, neither Peoples nor Premier Financial assumes any obligation to update any forward-looking statement to reflect events or circumstances that occur after the date the forward-looking statements were made.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibit 2.1 – Agreement and Plan of Merger by and between Peoples Bancorp, Inc. and Premier Financial Bancorp, Inc. dated March 26, 2021. (Listed disclosure schedules have been omitted pursuant to Regulation S-K 601(b)(2).  Premier Financial agrees to furnish a supplemental copy of such schedules upon request by the SEC.)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER FINANCIAL BANCORP, INC.
(Registrant)

/s/ Brien M. Chase
Date: March 31, 2021                       Brien M. Chase, Senior Vice President
  and Chief Financial Officer